Exhibit 10.57

REDACTED VERSION

OnPointsm Solutions

RATE PER ENGINE FLIGHT HOUR

ENGINE SERVICES AGREEMENT

BETWEEN

GE Engine Services, LLC.

And

Compania Panamena de Aviacion SA

And

Lease Management Services, LLC

Agreement Number: 1-1972138051 - 0

Dated: May 22, 2011

This proposed Agreement will remain open for 14 day days and will expire if not signed by all Parties on or before that date.

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC. (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

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TABLE OF CONTENTS

TABLE OF CONTENTS	2
ARTICLE 1 – DEFINITIONS	3
ARTICLE 2 – TERM/ENGINES/SERVICES	3
ARTICLE 3 – RATE PER EFH SERVICES	3
ARTICLE 4 – SUPPLEMENTAL WORK	5
ARTICLE 5 – PRICING	6
ARTICLE 6 – INVOICING AND PAYMENT	7
ARTICLE 7 – FLEET MANAGEMENT	8
ARTICLE 8 – WARRANTY	9
ARTICLE 9 – DELIVERY/REDELIVERY	10
ARTICLE 10 – ADDITION OF ENGINES	10
ARTICLE 11 – REMOVAL OF ENGINES	11
ARTICLE 12 – TERMINATION	11
ARTICLE 13 – REPRESENTATIONS	12
ARTICLE 14 – GENERAL TERMS AND CONDITIONS	12
EXHIBIT A: DEFINITIONS	13
EXHIBIT B: ENGINES COVERED	16

EXHIBIT C: RATE ADJUSTMENT	17
EXHIBIT D: PRICE ADJUSTMENT MATRIX	19
EXHIBIT E: SUPPLEMENTAL WORK PRICING	20
EXHIBIT F: SUPPLEMENTAL WORK PRICING – ANNUAL ADJUSTMENT	23
EXHIBIT G: SUPPLEMENTAL WORK PRICING – FIXED PRICE LABOR SCHEDULE	21
EXHIBIT J: GENERAL TERMS AND CONDITIONS	25
EXHIBIT K: DESIGNATION LETTER	30

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OnPointsm Solutions Engine Services Agreement

THIS ENGINE SERVICES AGREEMENT is entered into as of this            day of                     May                    , 2011, by and between Compania Panamena de Aviacion SA, having its principal place of business at Po Box 1572 Panama 1 Ave. Justo Arosemena Y Calle 3 , Panama (“Customer”), Lease Management Services, LLC., having its principal place of business in Delaware, USA, (“Fleet Manager”) and GE Engine Services, LLC., having its principal place of business at One Neumann Way, Cincinnati, Ohio 45215 (“GE”) (either a “Party” or collectively, the “Parties”).

ARTICLE 1 – DEFINITIONS

Capitalized terms used in this Agreement and not otherwise defined have the meaning set forth in Exhibit A.

ARTICLE 2 – TERM/ENGINES/SERVICES

2.1 Term. The Parties obligation to perform commenced upon May 24th, 2011 (the “Commencement Date”) and such obligation will continue, unless sooner terminated, for a period through September 30, 2022 (the “Initial Term”). The Parties may renew or extend this Agreement upon mutual agreement prior to the end of the Initial Term.

2.2 Engines. The Engines covered by this Agreement are set forth on Exhibit B. During the term of this Agreement, GE shall be the exclusive provider of both Rate Per EFH and Supplemental Work Services for the Engines.

2.3 Services Provided. GE will provide Services to restore Engines to Serviceable condition in accordance with the Repair Specification, the Workscope and the terms of this Agreement.

2.4 Eligibility. New Engines are eligible for Rate Per EFH Services and Supplemental Work Services on the date of their delivery. Any Used Engines covered under this Agreement are eligible for Supplemental Services as of the Commencement Date and are eligible for Rate Per EFH Services either as of the date of the completion of a Qualifying Shop Visit (“QSV”) or, if GE has determined that a QSV is not necessary, as of the Commencement Date.

ARTICLE 3 – RATE PER EFH SERVICES

3.1 Covered Services. GE will provide the following Services (the “Rate Per EFH Services”) at a shop visit on a Rate Per EFH basis:

a. Provide, either at a Repair Station, an approved subcontractor, or such other location as agreed by Customer and GE, all labor, materials and parts necessary to return an Engine to a Serviceable condition, including Engine test.

b. [***]

c. Recommend, as appropriate, the replacement of a Delivered Engine with a Serviceable replacement Engine of like configuration and condition. If Customer agrees to such replacement, title to the removed Engine will vest with GE and title to the replacement Engine will vest with Customer, provided the terms of such replacement comply with any aircraft lease applicable to such replaced Engine. Customer will make its best commercial efforts to facilitate such title passage.

d. [***]

e. Repair GE approved LRU’s identified in Exhibit I received with an Engine for a Rate Per EFH Shop Visit and which were installed on the Engine when it was removed from the aircraft for Services, as evidenced by records provided in accordance with Article 9.

f. [***]

g. [***]

    [***]

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3.2 Rate Per EFH Shop Visit. Engines that require maintenance or repair that cannot be performed on-wing (as determined by Customer and GE’s Customer Program Manager or delegate), will be eligible for a shop visit at which GE will provide Rate Per EFH Services (a “ Rate Per EFH Shop Visit”) if the shop visit is necessary to:

a. After troubleshooting by Customer in accordance with the Aircraft Maintenance Manual (AMM) and/or Fault Isolation Manual (FIM), correct a known deficiency or performance deterioration which has created an Unserviceable condition;

b. Comply with an AD if such AD mandates compliance prior to the next scheduled shop visit per the Removal Schedule;

3.3 Transportation. [***]

3.4	[***]

a.	[***]

•	[***]

[***]

• Within 24 hours of being notified by Customer that the AOG situation exists, GE will use commercially reasonable efforts to advise Customer of the location of the closest available lease engine.

• GE will use its best efforts to deliver or cause to be delivered, such lease engine to Customer, Ex Works (Incoterms 2000), at a GE housekeeping facility or other mutually agreed location. GE will endeavor to provide this engine in a neutral QEC configuration. [***]

• GE’s obligation to provide such lease engine will terminate when the AOG condition is corrected by the Redelivery of an Engine to Customer, subject to Customer’s obligation to return the lease engine set forth below.

•	[***]

•	[***]

b. Lease Engine Condition. GE’s provision of such lease engine is predicated upon the following:

•	The Parties have established a mutually agreeable Removal Schedule;

•	[***]

•	Customer is in full compliance with the records requirements of Article 9;

•	Customer has executed a lease agreement with GE, or a GE affiliate;

•	Customer is not in breach of this Agreement.

c.	[***]

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d. Sole Remedy. The foregoing provisions of this Article 3.4 will constitute the sole remedy of Customer and the sole liability of GE for lease engine availability and resolution of AOG conditions under this Agreement.

3.5	[***]

a)	[***].

b)	[***]

c)	[***]

d)	[***].

e)	[***]

f)	[***]

g)	[***]

Any information provided to Customer by GE for use in troubleshooting and managing operations is advisory only. GE is not responsible for line maintenance or other actions resulting from such advice. Customer is responsible for identifying and resolving any aircraft or Engine faults or adverse trends.

3.6	Documentation. GE shall provide Copa with a records package in connection with Services performed on each Engine, at Redelivery and shall retain a copy of such records.

a.	Major Repair/Alteration Certification FAA No. 337 (or AAA ) including AD compliance;

b.	FAA Form 8130-3 (or Approved Aviation Authority equivalent) for accessories;

c.	Cycle limited parts log;

d.	Serviceable tag for Serviceable equipment;

e.	Original records and related documentation furnished by Copa;

f.	Incoming inspection report;

g.	Off/On log; and,

h.	Service Bulletin status report.

i.	Findings Report.

ARTICLE 4 – SUPPLEMENTAL WORK

4.1	Supplemental Work. Supplemental Work will include, but will not be limited to:

a.	Any and all Services not covered under Article 3 as Rate Per EFH Services;

b.	Any Services provided on Engines not eligible for Rate Per EFH Services;

c.	Services required as a result of:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

(vi)	[***]

(vii)	[***]

(viii)	[***]

(ix)	[***]

(x)	[***]
(xi)	[***]

d.	[***]

e.	[***]

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f. Services provided at a shop visit for which Customer Delivered an Engine for Services against the advice and consent of GE’s Customer Program Manager or delegate unless it is determined after Delivery of the Engine that such shop visit does qualify as a Rate Per EFH Shop Visit under Article 3.2.

ARTICLE 5 – PRICING

5.1 Rate Per EFH Pricing. Unless otherwise stated, all rates and prices are in 2010 US Dollars. Rate Per EFH Services will be performed by GE at the Rate Per EFH as follows:

[***]

[***]

[***].

5.2	Rate Per EFH Operating Parameters. The Rate Per EFH is predicated on the following parameters:

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

5.3	Rate Per EFH Adjustment.

a. Escalation. All rates shall adjust on an annual basis on January 1 of each year in accordance with the escalation formula set forth on Exhibit C. [***]

b. Severity. The Monthly Rate Per EFH and the TSV Rate Per EFH will be adjusted when there is a deviation from the parameters in Article 5.2 per the Price Adjustment Matrix. Customer will provide information regarding the above parameters on a monthly basis and in a mutually agreed upon format in accordance with Article 6.

c. Rate Comparison. [***]

5.4 Supplemental Pricing. Supplemental Work Services will be performed by GE in accordance with pricing provisions set forth on Exhibit E. This rate shall adjust on an annual basis in accordance with the escalation formula set forth on Exhibit F.

5.5 Service Credits

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

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ARTICLE 6 – INVOICING AND PAYMENT

6.1 Rate Per EFH Payments.

Monthly Billing. [***]. This rate, multiplied by the total EFH for each Engine elapsed in the prior month, will be provided to the Customer in the monthly invoice no later than the twentieth (20th) of the month. Customer will make payment by the twenty-fifth (25th) day of the month.

6.2 [***]

6.3 EFH Minimum.

[***]

6.4 Supplemental Work Payments.

a. Initial Invoice: Upon completion of Supplemental Work Services, [***]. All invoices shall be payable by Customer in arrears in satisfaction of GE’s performance of Supplemental Work Services.

b. Final Invoice: Following Redelivery, GE will issue a final invoice for Supplemental Work Services based on actual charges to complete the Services, including any credits due Customer. Such invoice will be reconciled with the initial invoice and Customer’s payment. [***]

6.5 Late Payment Remedies. [***]. In the event of a bona fide dispute regarding any the amount to be paid pursuant to any invoice, or any portion thereof, Customer shall within fifteen (15) calendar days of receipt of such invoice give written notice to GE of such disputed invoice, or dispute portion thereof, together with reasonable substantiation of such dispute and any supporting documentation. GE and Customer shall use their respective best efforts and allocate sufficient resources to resolve such dispute within fifteen (15) calendar days or as soon as practicable thereafter. In the event the Parties fail to resolve any such dispute invoice within such period, the dispute shall be resolved by designating senior managers to reach a resolution. Upon resolution, GE shall credit Customer, or Customer shall pay to GE, as applicable, settled amount of the disputed portion of the invoice within seven (7) calendar days. For clarification, Customer shall be required to pay the undisputed portion of any invoice in accordance with the payment terms for undisputed invoices set forth in this Agreement. To the extent Customer complies with the requirements of this Article 6.4, GE shall not charge a fee for late payment, as set forth above, during that period of time such amount is disputed by the Parties.

6.6 Remittance. All payments under this Agreement will be made in United States Dollars, immediately available for use, without any right of set-off or deduction, via wire transfer by Customer and/or Fleet Manager to the bank account and address designated below.

GE Engine Services, LLC.

[***]

[***]

[***]

[***]

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Customer payment remittance obligation shall be performed to the accounts indicated above or any other account designated by GE by notice at least thirty (30) days in advance of any change thereto.

For the avoidance of any doubt, although invoices issued under the terms of the Agreement may be paid directly by the Customer and/or Fleet Manager, the Customer remains exclusive responsible to fulfill its obligation under the Agreement. In the event of a failure of Fleet Manager to satisfy the obligations set forth in this Section 6.6, the Customer shall pay, or cause to be paid, to GE all amounts due under the Agreement in consequence of such failure and which are not timely paid by Fleet Manager when due.”

ARTICLE 7 – FLEET MANAGEMENT

7.1 Program Manager. GE will assign a Customer Program Manager who will be the point of contact for Customer with respect to Services and who will:

a. Draft a Procedures Manual and submit it to the Customer for mutual approval;

b. Work with the Customer, on a monthly basis, to develop a Removal Schedule which will identify by serial number the Engine(s) to be removed during the following six (6) month period, the anticipated reason for removal of each, and the schedule for Delivery.

c. Work with the Customer to develop a Repair Specification which is consistent with the GE Workscope Planning Guide. Customization beyond the recommendations in the Workscope Planning Guide can be addressed but may result in an adjustment in the pricing set forth in Article 5. Any subsequent changes or amendments to the Repair Specification will be mutually agreed by the Parties and may result in an adjustment in the pricing set forth in Article 5.

7.2 Workscope. Prior to Induction, GE will prepare a Workscope and provide it to Customer for approval.

7.3 Line Maintenance. Customer will provide all line maintenance and repair and line station support, consistent with Customer’s historical maintenance practices and OEM recommendations.

7.4 Monitoring Equipment. Customer will provide an automated method to transfer operational and maintenance data to GE for the monitoring and diagnosis of Engine condition. If the aircraft is equipped with air-to-ground equipment such as ACARS, the Customer will forward the data directly to the GE SITA/ARINC address. If air-ground equipment is not available, GE will work with Customer to establish an alternate electronic means of providing this data.

7.5 Designated Repair Station. [***]. GE may change the DRS upon Customer’s consent which shall not be unreasonably withheld or delayed. Costs associated with approval of a GE requested DRS change will be borne by GE GE may provide Services at a location other than a Repair Station including performance of repairs on-wing or on-site. If GE changes the DRS, Customer’s obligations under this Agreement will be no greater than if Services were performed at the original DRS.

7.6 Subcontracting. All Services performed under the Agreement will be performed by GE or its designated subcontractors at maintenance and repair facilities that are properly licensed and certified by the AAA to perform the Services. GE will obtain Customer’s consent, which shall not be unreasonably withheld or delayed, prior to subcontracting Services on an entire Engine assembly. However, GE shall not be required to obtain Customer’s consent to subcontract Services on individual components of an Engine. If GE does subcontract Services, the Customer obligations under this Agreement will be no greater than if such Services were performed at the DRS. Customer will, at its sole expense, have the right to review GE’s quality system audit report(s) for such subcontractor(s). Subcontracting of any Services will not relieve GE of its performance obligations set forth in this Agreement.

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7.7 Parts Replacement Procedures.

a. Missing Parts. Upon Delivery, GE will notify Customer of any (A) components or LRU’s missing from Engines. GE will replace such missing items at Customer’s expense as Supplemental Work, unless Customer notifies GE in writing within a reasonable period of time of receiving GE’s notice that Customer wishes to furnish such missing items within a period of time specified by GE.

b. Parts Replacement. [***].

c. Life Limited Parts. [***].

d. Customer Furnished Equipment (“CFE”). [***].

e. Title to Parts or Material. [***].

f. Scrapped Parts. GE will dispose of all Scrapped Parts at its sole expense and without any further adjustment to Customer. Customer shall have the right to inspect Scrapped Parts as result of a Supplemental Shop Visit within 90 days as of its removal.

7.8 Fleet Manager.

Customer hereby assigns the Fleet Manager who will be the point of contact for GE, or its Customer Program Manager, with respect to payment for the Services and who will:

a.	Make all payments under this Agreement due to GE, on behalf of Customer, for the Services Provided in accordance with the terms of Article 7;

b.	Work with the Program Manager and the Customer, on a monthly basis, to develop a Removal Schedule which will identify by serial number the Engine(s) to be removed during the following six (6) month period, the anticipated reason for removal of each, and the schedule for Delivery.

c.	Work with the Program Manager and the Customer to develop a Repair Specification which is consistent with the GE Workscope Planning Guide. [***].

ARTICLE 8 – WARRANTY

8.1 Workmanship Warranties.

a. Services Warranty

[***].

[***]:

(i) Repair or replacement of such defective workmanship using its own forces or subcontractor or, upon prior written approval from GE, ii) pay Customer’s reasonable, direct costs for such repairs, but in no event shall such costs exceed GE’s internal costs of repair and iii) reimburse Customer for transportation expenses reasonably incurred and adequately documented by Customer in connection with the warranty claim. The warranty period for the repaired or replaced workmanship will be the remainder of the original warranty period.

b. Conditions and Limitations – Applicable to Services Warranty

Any warranty for Engines or parts, LRU’s, components and material thereof, including the design, material or engineering defects of a manufacturer, will be the warranty, if any, of the manufacturer of such Engines or parts, LRU’s, components or material thereof.

[***]

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THE WARRANTIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE).

8.2 Designation of GE as Warranty Claims Administrator and Beneficiary. Customer will designate GE as a claims administrator and beneficiary for all applicable Engine warranties and guarantees using the designation letter attached as Exhibit K. Such designation letter will automatically terminate upon the termination of the Agreement.

8.3 Pre-existing Warranties. Customer will assure that any requested repair of an Engine, accessory or component that is covered under a third-party warranty to which GE is not designated as the claims administrator and beneficiary will be performed directly by that person at no expense to GE. Notwithstanding the above, GE may accept a purchase order for the time and material repair of a warranted item from Customer or the person giving the warranty.

ARTICLE 9 – DELIVERY/REDELIVERY

9.1 Delivery. [***]

9.2 External Engine Configuration. Prior to the first shop visit under this Agreement, the Parties shall agree upon an external Engine configuration specification. Upon Delivery of each Engine, GE will notify Customer of any deviations from the configuration specification of Engines Delivered for Service, and GE and Customer will work to resolve the deviations.

9.3 Engine Documentation. Upon Delivery of each Engine, Customer will provide to GE the information and records set forth in the Procedures Manual. Customer’s failure to timely furnish the required information may delay Induction of the Engine for Service, may cause an Excusable Delay and may result in premature LLP replacement.

9.4 Packaging. Customer is responsible for all packaging, labeling and associated documentation of the Engine at Delivery, in accordance with the International Civil Aviation Organizations (ICAO) Technical Instructions for the Safe Transport of Dangerous Goods by Air, and if the Engine is to be transported over the United States of America, the US Department of Transport Regulations 48 CFR 171-180. If required by applicable law or regulations, Customer will further provide a material safety data sheet to GE at Delivery of the Engine indicating any substances contained within the Engine to be consigned. Customer will indemnify, defend and hold harmless GE from all or any claims, liabilities, damages, judgments, costs, penalties, fines and/or any punitive damages imposed, alleged, or assessed by any third party against GE and caused by and to the extent of Customer’s non-compliance with this Article 9.4.

9.5 Shipping Stands. Customer will provide and maintain all shipping stands, shipping containers, mounting adapters, inlet plugs and covers, required to package the Engine for Redelivery.

9.6 Redelivery. After completion of Services, GE will prepare and package the Engine for Redelivery to Customer and provide a Services records package that complies with AAA regulations.

ARTICLE 10 – ADDITION OF ENGINES

10.1 Addition of Engines. Customer and GE may agree to amend Exhibit B to add Engines to the Agreement after the Commencement Date. [***]

10.2	Adjustment of Rate. [***]

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ARTICLE 11 – REMOVAL OF ENGINES

11.1 Removal of Engines. [***]:

a.	[***]

b.	[***]

c.	[***]

In all cases of Engine removal, GE and Customer must mutually agree on which Engine will be removed, unless Customer’s lessor dictates otherwise. Any Engine removal will be subject to reconciliation provisions set forth below.

11.2	Reconciliation

a.	[***]

b.	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

(vi)	[***]

-	[***]

11.3 Adjustment of Rate. [***].

ARTICLE 12 – TERMINATION

12.1 Insolvency. Either Party may terminate or suspend performance of all or any portion of this Agreement if the other Party: (A) makes any agreement with creditors due to its inability to make timely payments of its debts; (B) enters into bankruptcy or liquidation, whether compulsory or voluntary; (C) becomes insolvent; or (D) becomes subject to the appointment of a receiver of the whole or material part of its assets. If such termination should occur, Customer will not be relieved of its payment obligation for Services rendered hereunder.

12.2 Material Provisions. Either Party may terminate this Agreement upon [***] written notice to the other for failure to comply with any material provision of this Agreement, unless the failure will have been cured or the Party in breach has substantially effected all acts required to cure the failure prior to such [***].

12.3 Other Agreements. Customer’s material breach of this Agreement, if not cured hereunder, will, at GE’s option, be a material breach of all other agreements and contracts between Customer and GE. In such an event, GE may: (A) suspend performance under this Agreement, and any or all of the other agreements and contracts until a reasonable time after all defaults have been cured; (B) terminate this Agreement and any or all other such agreements and contracts; and/or (C) pursue any other remedy with respect to this Agreement or the other agreements and contracts which the law permits.

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12.4 Maximum Removals. If the number of Engines decreases to less than fifty (50%) of the highest number of Engines at any time during the term of this Agreement, GE may terminate this Agreement.

12.5 Payment for Services Performed. In the event of termination of this Agreement for any reason, Customer will pay GE, in addition to any other remedy allowable under this Agreement or applicable law, for all Services or work performed by GE up to the time of such termination under the applicable terms and prices of this Agreement including all costs, fees, and charges incurred by GE in providing support and material under this Agreement including lease engines. In addition, the terms of the reconciliation of Rate Per EFH Payments under the removal of Engines provisions of Article 11 will apply.

12.6 Work in Process, Redelivery of Customer’s Engines. Upon the termination or expiration of this Agreement, GE will complete all work in process in a diligent manner and Redeliver all Engines, parts and related documentation, provided that Customer (a) has paid in full all charges for all such Services and material, plus all costs, fees and penalties, incurred by GE in providing support, including any lease engines, and (b) has returned all lease engines provided under this Agreement.

ARTICLE 13 – REPRESENTATIONS

13.1 Customer represents to that it is a corporation, duly organized, validly existing and in good standing under the laws of Panama. GE represents that it is a corporation, duly organized, validly existing and in good standing under the laws of State of Delaware.

13.2 Customer and GE each represent that the execution and delivery of this Agreement has been duly and validly authorized by all requisite action on their part. This Agreement has been duly executed and delivered on behalf of Customer and GE, and constitutes a legal, valid and binding obligation of Customer and GE enforceable in accordance with its terms.

13.3 Customer and GE each represent that they have had an opportunity to review this Agreement and consult with legal counsel prior to execution, and the final form of this Agreement is the result of good faith, arms length negotiations. Customer and GE each represent that this Agreement is fair and commercially reasonable, and is an ordinary maintenance agreement in their respective industries. Customer further represents that this Agreement is supported by mutual consideration and promises that benefits Customer even though GE may only be required to provide minimal Service during any given month. Similarly, GE represents that this Agreement is supported by mutual consideration and promises that benefits GE even though GE may be required to provide extensive Service during any given month.

ARTICLE 14 – GENERAL TERMS AND CONDITIONS

The General Terms and Conditions are set forth on Exhibit J.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and the year first above written.

GE ENGINE SERVICES, LLC.	Compania Panamena de Aviacion SA

BY:	BY:

Printed Name:	Printed Name:

Title:	Title:

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EXHIBIT A: DEFINITIONS

Capitalized terms used in the recitals and elsewhere in the Agreement but not otherwise defined in this Agreement will have the following meanings:

“Agreement”—This Rate Per EFH Engine Services Agreement, as the same may be amended or supplemented from time to time, including all its Exhibits.

“Aircraft Accident”—An occurrence caused by the operation of an aircraft in which any person suffers a fatal injury or serious injury as a result of being in or upon the aircraft or by direct contact with the aircraft or anything attached to the aircraft, or in which the aircraft receives substantial damage or a third party’s property is damaged in any way.

“Aircraft Incident”—An occurrence, other than an Aircraft Accident, caused by the operation of an aircraft that affects or could affect the safety of operations and that is investigated and reported.

“Airworthiness Directive” or “AD”—A document issued by the AAA having jurisdiction over the Engines, identifying an unsafe condition relating to such Engines and, as appropriate, prescribing inspections and the conditions and limitations, if any, under which the Engines may continue to operate.

“Approved Aviation Authority” or “AAA”—As applicable, the Federal Aviation Administration of the United States (“FAA”), the European Aviation Safety Authority (“EASA”) or, as identified by Customer and agreed in writing by GE, such other equivalent foreign aviation authority having jurisdiction over the performance of Services provided hereunder.

“Beyond Economic Repair” or “BER”—When the cost, calculated on a Supplemental Work basis, to restore an Engine to the requirements of the Repair Specification exceeds 65% of the fair market value of a comparable Serviceable Engine.

“CLP”—The manufacturer’s Current catalog or manufacturer’s Current list price pertaining to a new Engine or part thereof.

“Current”—As of the time of the applicable Service or determination.

“Day”—Calendar day unless expressly stated otherwise in writing. If performance is due on a recognized public holiday, performance will be postponed until the next business day.

“Delivery”—[***].

“Designated Repair Station” or “DRS”—The primary Repair Station designated by GE where GE performs Services on Engines.

“Dollars” or “$”—The lawful currency of the United States of America.

“Engine”—Each bare engine assembly or, as applicable, Engine module, which is the subject of this Agreement and identified in Exhibit B, including its essential LRU’s, controls, accessories and parts as described in the engine manufacturer’s specification manuals.

“Engine Flight Hour” or “EFH”—Engine flight hour expressed in hourly increments of aircraft flight from wheels up to wheels down.

“Foreign Object Damage” or “FOD”—Damage to any portion of the Engine caused by impact with or ingestion of a non-Engine object such as birds, hail, ice or normal runway debris. FOD may be further classified as a “Major FOD”, which means FOD that causes an out of limit condition per the Aircraft Maintenance Manual, and which, either immediately or over time, requires the Engine to be removed from service or prevents the reinstallation of the Engine.

“Induction”—The date work commence the day following the receipt of an Engine by GE DRS at its facility, provided all documents, without substantial technical errors or omissions therein, to be furnished by the Customer are made available to GE two (2) Days prior to arrival of the Engine and ends upon notification that the Services on the Engine are completed and that such Engine is ready and prepared to be redelivered from GE DRS facility.

“Life Limited Part” or “LLP”—A part with a limitation on use established by the OEM or the AAA, stated in cumulative EFH or cycles.

“Line Replaceable Unit” or “LRU”—A major control or accessory that is mounted on the external portion of an Engine, which can be replaced while the Engine is on-wing.

“New Engine”—An Engine which has not undergone a shop visit, which has less than 100 EFH since new and which contains only GE approved parts and GE approved repairs.

“OEM”—The original manufacturer of an Engine or part thereof.

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“Performance Restoration”—The Services performed during a shop visit in which, at a minimum, the combustor and high-pressure turbine are exposed and subsequently refurbished, consistent with the Repair Specification.

“Price Adjustment Matrix”—The matrix set forth on Exhibit D by which the Rate Per EFH is adjusted based on Customer’s operating parameters.

“Procedures Manual”—A separate document, not part of this Agreement, which provides detailed procedures and guidance for the administration of the Agreement. In case of conflict between the Procedures Manual and the Agreement, the Agreement will prevail.

“Qualifying Shop Visit”—A Repair Station visit during which the initial Performance Restoration is performed on an Engine on a Supplemental Work basis and which shall include the removal of all non-GE parts and non-GE approved LRU’s, parts and repairs. The purpose of the Qualifying Shop Visit is to qualify such Engine for the Rate Per EFH fixed rate pricing for subsequent shop visits.

“Rate Per EFH”—The Monthly Rate Per EFH and the TSV Rate Per EFH as set forth in Article 5.

“Rate Per EFH Services”—Those Services provided pursuant to Article 3.

“Rate Per EFH Payments”—Any payments made pursuant to Article 6.

“Redelivery”—[***]

“Removal Schedule”—The schedule jointly developed by GE and Customer for Engine removals for Services or Engine removal from operation.

“Repair Specification”—The mutually agreed repair specification which establishes the minimum baseline to which an Engine or part thereof will be inspected, repaired, modified, reassembled and tested to make and Engine Serviceable. Such Repair Specification will meet or exceed the recommendations of the OEM’s operational specifications, applicable OEM maintenance or overhaul manuals and Customer’s maintenance plan that has been approved by the AAA.

“Repair Station”—One or more of the repair facilities owned by GE or its affiliates, now or in the future, which are certified by an appropriate AAA to perform the applicable Service hereunder. A list of such repair facilities will be provided upon request.

“Repairable”—Capable of being made Serviceable.

“Rotable Part”—A new or used Serviceable part drawn from a common pool of parts used to support one or more customers. A Rotable Part replaces a like part removed from an Engine when such removed part requires repair.

“Scrapped Parts”—Those parts determined by GE to be Unserviceable and BER.

“Service(s)”—With respect to an Engine or part thereof, all or any part of those maintenance, repair and overhaul services provided under this Agreement as either Rate Per EFH Services or Supplemental Work Services. “Serviced” will be construed accordingly.

“Service Bulletin” or “SB”—The document issued and identified as a Service Bulletin by an OEM to notify the operator of modifications, substitution of parts, special inspections, special checks, amendment of existing life limits or establishment of first time life limits, or conversion of an Engine from one model to another.

“Serviceable”—Meeting all OEM and AAA specified standards for airworthiness.

“Static Temperature Adjusted to Sea Level”—The twelve (12) month rolling average of total air temperature data collected at every available take-off using snapshot data, adjusted in each case to zero aircraft speed and sea level elevation; provided that (i) in the event take-off snap shot data is not available, static airport temperature and airport altitude shall be obtained from the ADM database using Customer airport city-pair data, adjusted in each case to sea level elevation, and (ii) the ADM database shall be used for the first twelve (12) months of this Agreement or until twelve (12) months of take-off snapshot data is available, whichever is first to occur.

“Supplemental Work Services”—Those Services provided pursuant to Article 4.

“Take-Off Derate” [***]

“Termination”—The ending of this Agreement before the expiration of the Initial Term or extension thereof.

“Unserviceable”—Not meeting all OEM and AAA specified standards for airworthiness.

“Used Engine”—An Engine which has undergone a shop visit or which has more than 100 EFH since new.

“Turn Around Time”—[***]

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“Workscope”—The document written by GE and approved by Customer describing the prescribed repair or approach to repair of an Engine to meet the requirements of the Repair Specification, including appropriate reliability and performance enhancements.

“Workscope Planning Guide”—The document published by GE Aviation which describes the “on condition” maintenance concept for the engines. This document communicates the timing and extent of work required to enable operators to achieve reliability, performance, and maintenance cost goals.

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EXHIBIT B: ENGINES COVERED

[***]

[***]

Deliveries to Copa

Number	ESN	Delivery Date
1	994137	17-Nov-05
2	994138	17-Nov-05
3	994145	16-Dec-05
4	994146	16-Dec-05
5	994181	2-Jun-06
6	994182	2-Jun-06
7	994192	28-Jun-06
8	994193	28-Jun-06
9	994232	9-Nov-06
10	994230	9-Nov-06
11	994241	5-Dec-06
12	994242	5-Dec-06
13	994304	22-Jun-07
14	994305	22-Jun-07
15	994320	27-Jul-07
16	994321	27-Jul-07
17	994328	17-Aug-07
13	994329	17-Aug-07
19	994335	24-Aug-07
20	994336	24-Aug-07
21	994390	14-Nov-07
22	994391	14-Nov-07
23	994473	11-Apr-08
24	994474	11-Apr-08
25	994491	16-May-08
26	994492	16-May-08
27	994572	10-Oct-08
28	994576	10-Oct-08
29	994586	14-Nov-08
30	994591	14-Nov-08

Deliveries to AeroRepublica

Number	ESN	Delivery Date
1	994243	23-Dec-06
2	994244	23-Dec-06
3	994211	6-Jan-07
4	994215	6-Jan-07
5	994252	18-Jan-07
6	994245	18-Jan-07
7	994367	28-Sep-07
8	994362	28-Sep-07
9	994359	28-Sep-07
10	994360	28-Sep-07
11	994383	25-Oct-07
12	994384	25-Oct-07
13	994438	21-Dec-07
14	994416	21-Dec-07
15	994549	21-Aug-08
16	994550	21-Aug-08
17	994568	12-Sep-08
18	994569	12-Sep-08
19	994648	5-Feb-09
20	994649	5-Feb-09
21	994688	26-Mar-09
22	994689	26-Mar-09

Spare Engines Deliveries

Number	ESN	Delivery Date
1	994161	19-Dec-05
2	994285	22-Dec-06
3	994353	28-Jun-07
4	994563	18-Jun-08
5	994754	12-Jun-09
6	TBD	31-Dec-11

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EXHIBIT C: RATE ADJUSTMENT

The Rate Per EFH will be adjusted for fluctuation of the economy as described below (using the CF34 GTA Escalation formula):

[***]

I.	[***]

II.	[***]

A.	[***]

B.	[***]

C.	[***]

III.	[***]

A.	[***]

B.	[***]

IV.	[***]

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[***]

[***]

[***]

[***]

1.	[***]

2.	[***]

3.	[***]

[***]

[***]

[***]

V.	[***]

VI.	[***]

VII.	[***]

VIII.	[***]

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EXHIBIT D: PRICE ADJUSTMENT MATRIX

[***]

[***]

[***]				[***]				[***]

[***]				[***]				[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]				[***]				[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]				[***]				[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]				[***]				[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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EXHIBIT E: SUPPLEMENTAL WORK PRICING

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

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EXHIBIT G: SUPPLEMENTAL WORK PRICING – FIXED PRICE LABOR

SCHEDULE

[***]	[***]

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Coverage:

[***]

Conditions:

[***]

[***]

[***]

[***]

[***]

Remedy:

i. Upon verification of the claim, GE will correct the deficiency by, at GE’s option, (i) repairing Equipment (ii) replacing the Equipment, or (iii) refunding the repair price allocable to the repair.

ii. GE will be responsible for reasonable roundtrip transportation charges for verified Warranty claims.

THE WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESSED, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE.

Invoice	Payment
[***]	[***]
[***]	[***]

All invoices shall be supported by a detailed breakdown / repair report with detailed lists of replaced or repaired parts.

Terms of Payment: [***]

Submittal: [***]

[***]

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EXHIBIT F: SUPPLEMENTAL WORK PRICING – ANNUAL ADJUSTMENT

[***]

[***]

[***]

[***]

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EXHIBIT I: LINE REPLACEABLE UNITS

The following list contains LRU that are repaired during a Rate Per EFH Shop Visit in accordance with Article 3.1(e). I

[***]

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EXHIBIT J: GENERAL TERMS AND CONDITIONS

1.0	LIMITATION OF LIABILITY AND INDEMNIFICATION

1.1 Total Liability. The total liability of GE for any and all claims, whether in contract, warranty, tort (including negligence but excluding willful misconduct ), product liability, patent infringement or otherwise, for any damages arising out of, connected with or resulting from the performance or non-performance of any Service or from the manufacture, sale, Redelivery, resale, repair, overhaul, replacement or use of the Engine or any item or part thereof, will not exceed [***] which gives rise to the claim. Notwithstanding the foregoing, in no event will GE have any liability hereunder, whether as a result of breach of contract, warranty, tort (including negligence but excluding willful misconduct or recklessness), product liability, or otherwise, for any special, consequential, incidental, resultant or indirect damages, (including, without limitation, loss of: use, profit, revenue or goodwill) or punitive or exemplary damages.

In no event will GE have any liability hereunder, whether as a result of breach of contract, warranty, tort (including negligence), product liability, patent liability, or otherwise, for the design, material, workmanship, engineering defects or product liability and any damages whatsoever, including damages to personal property and for personal injury or death, caused in any way by the manufacturer of an Engine, or the parts, LRUs, components or material, thereof, or related thereto.

In the event Customer uses non-GE parts or non-GE approved LRUs, parts or repairs in an Engine and such LRUs, parts or repairs cause personal injury, death or property damage to third parties, Customer shall indemnify and hold harmless GE from all claims and liabilities associated therewith. The preceding indemnity shall apply whether or not GE was provided a right under this Agreement to remove such LRUs, parts or repairs, and irrespective of the exercise by GE of such right.

1.2 Definition. For the purpose of this Article 1, the term “GE” is deemed to include GE and its parent and affiliated companies, the subcontractors and suppliers of any Services furnished hereunder, and the directors, officers, employees, agents and representatives of each.

2.0 EXCUSABLE DELAY

2.1 Excusable Delay. Either Party will be excused from, and will not be liable for, any delay in performance or failure to perform hereunder (except for the obligation to pay money or credit or debit an account which will not be excused hereunder), and will not be deemed to be in default for any delay in or failure of performance hereunder due to causes beyond its reasonable control. Such causes will be conclusively deemed to include, but not be limited to [***] (including disruption of technology resources), or transportation shortages (each an “Excusable Delay”). [***]

2.2 Continuing Obligations. Section 2.1 will not, however, relieve either Party from using its best commercial efforts to avoid or remove such causes of delay and continue performance with reasonable dispatch when such causes are removed. [***]

2.3 Extended Delay Termination. If delay resulting from any of the foregoing causes extends for more than [***] and the Parties have not agreed upon a revised basis for continuing the Services, including any adjustment of the price, then either Party, upon [***] written notice to the other, may terminate the performance of Services with respect to the Engine for which Services were delayed.

3.0 NOTICES

3.1 Acknowledgment. All notices required or permitted under this Agreement will be in writing and will be delivered personally, via first class return receipt requested mail, by facsimile, by courier service, or by express mail, addressed as follows, or to such other address as either Party may designate in writing to the other Party from time to time:

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GE Engine Services, LLC.	Compania Panamena de Aviacion SA

Attn:	Attn:

Phone:	Phone:
Fax:	Fax:

Copy to:	Copy to:
Senior Counsel, GE Engine Services LLC.
MD F-125, Cincinnati, Ohio 45215

3.2 Effect of Notices. Notices will be effective and will be deemed to have been given to (or “received by”) the recipient: (A) upon delivery, if sent by courier, express mail, or delivered personally; (B) on the next business day following receipt, if sent by facsimile; or (C) on the fifth (5th) day after posting (or on actual receipt, if earlier) in the case of a letter sent prepaid first class mail.

4.0 TAXES AND OTHER

4.1 Taxes, Duties or Charges. In addition to the price for the Services, Customer agrees to pay, upon demand, all taxes (including, without limitation, sales, use, excise, turnover or value added taxes), duties, fees, charges or assessments of any nature (but excluding any income taxes) (“Taxes”) assessed or levied in connection with performance of this Agreement.

4.2 Withholdings. All payments by Customer to GE under this Agreement will be free of all withholdings of any nature whatsoever except to the extent otherwise required by law, and if any such withholding is so required, Customer will pay an additional amount such that after the deduction of all amounts required to be withheld, the net amount received by GE will equal the amount that GE would have received if such withholding had not been required.

5.0 DISPUTE RESOLUTION, ARBITRATION

5.1 Dispute Resolution. If any dispute arises relating to this Agreement, the Parties will endeavor to resolve the dispute amicably, including by designating senior managers who will meet and use commercially reasonable efforts to resolve any such dispute. If the Parties’ senior managers do not resolve the dispute within sixty (60) days of first written request, either party may request that the dispute be settled and finally determined by binding arbitration, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in New York, New York, by one or more arbitrators appointed in accordance with the American Arbitration Association Rules. The arbitrator(s) will have no authority to award punitive damages, attorney’s fees and related costs or any other damages not measured by the prevailing party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Agreement and applicable law. The award of the arbitrator(s) will be final, binding and non-appealable, and judgment may be entered thereon in any court of competent jurisdiction. All statements made or materials produced in connection with this dispute resolution process and arbitration are confidential and will not be disclosed to any third party except as required by law or subpoena. The Parties intend that the dispute resolution process set forth in this Article will be their exclusive remedy for any dispute arising under or relating to this Agreement or its subject matter.

5.2 Exception. Either party may at any time, without inconsistency with this Article, seek from a court of competent jurisdiction any equitable, interim, or provisional relief to avoid irreparable harm or injury. This Article will not apply to and will not bar litigation regarding claims related to a party’s proprietary or intellectual property rights, nor will this Article be construed to modify or displace the ability of the Parties to effectuate any termination contemplated in Article 12 of the Agreement.

6.0 NONDISCLOSURE OF PROPRIETARY DATA

6.1 Non-Disclosure. Unless the Parties otherwise agree in writing, any knowledge, information or data which the Parties have or may disclose to each other shall be held in confidence and may not be either disclosed or used for any purpose, except that GE may disclose the same to its affiliates, subsidiaries, joint venture participants, engineering service provider, or consultants as needed to perform the Services provided under this Agreement. The preceding clause will not apply to information which (1) is or becomes part of the general public knowledge or literature otherwise than as a result of breach of any confidentiality obligation to GE, or (2) was, as shown by written records, known to the receiving party prior to receipt from the disclosing party.

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6.2 Intellectual Property. Nothing contained in this Agreement will convey to either Party the right to use the trademarks of the other, or convey or grant to Customer any license under any patent owned or controlled by GE.

7.0 PATENTS

7.1 Claims. GE will handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that, without further combination, any material or process used in the repair of any items furnished under this Agreement constitutes [***]. This Section 7.1 will apply only to the extent that such material or process is so used to GE’s specification.

7.2 Liability. GE’s liability under this Article 7 is expressly conditioned upon Customer promptly notifying GE in writing and giving GE exclusive authority, information and assistance (at GE expense) for the handling, defense or settlement of any claim, suit or proceeding. In case such material or process is held in such suit to constitute infringement and the use of said material or process is enjoined, GE will, at GE’s own expense and at GE’s option, either, (1) settle or defend such claim or suit or proceeding arising therefrom, or (2) procure for Customer the right to continue using said material or process in the item repaired under this Agreement, or (3) replace or modify such item with an item incorporating non-infringing material or process, or (4) refund the repair price applicable to such material or process.

7.3 Indemnification. The preceding Section 7.2 will not apply: (1) to any material or process or part thereof of Customer design or specification, or used at Customer’s direction in any repair under this Agreement, or (2) to the use of any material or process furnished under this Agreement in conjunction with any other apparatus, article, material or process. As to any material or process or use described in the preceding sentence, GE assumes no liability whatsoever for patent or copyright infringement, and Customer will, in the same manner as GE is obligated to Customer above, indemnify, defend and hold GE harmless from and against any claim or liability, including costs and expense in defending any such claim or liability in respect thereto.

7.4 Remedy. THE FOREGOING WILL CONSTITUTE CUSTOMER’S SOLE REMEDY AND GE’S SOLE LIABILITY FOR PATENT OR COPYRIGHT INFRINGEMENT BY ANY MATERIAL OR PROCESS AND IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN ARTICLE 1, “LIMITATION OF LIABILITY.” THE PATENT WARRANTY OBLIGATIONS RECITED ABOVE ARE IN LIEU OF ALL OTHER PATENT WARRANTIES WHATSOEVER, WHETHER ORAL, WRITTEN, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

8.0 LIENS

8.1 Security Interest. Customer hereby grants to GE a security interest in all property and proceeds owned by Customer in the possession of GE or any of GE’s affiliates at any time (including Customer’s beneficial rights to property leased by Customer), to secure all amounts owed by Customer to GE hereunder, and GE will have all rights of a secured party under the Uniform Commercial Code and applicable law with respect to such property. Customer consents to the filing of financing statements, mechanic’s liens, and similar instruments necessary to perfect GE’s security interests as required by the UCC, Federal Aviation Administration, and applicable law. Customer will also exert commercially reasonable efforts to obtain from the owner or mortgagee thereof the grant to GE or the consent to the grant to GE, as the case may be, of a security interest, which security interest will be subordinate to prior interests granted by Customer to third parties, in any other property in the possession of GE or any of GE’s affiliates at any time (including Customer’s beneficial rights to property leased by Customer), to secure all amounts owed by Customer to GE hereunder, and GE will have all rights of a secured party under the Uniform Commercial Code and applicable law with respect to such property. Customer will promptly execute and deliver all documentation, as reasonably requested by GE, to effect such security rights and any other statutory or common law lien rights under applicable law. Customer shall not grant any security interests or liens in Engines that are junior to those of GE without GE’s prior written consent.

8.2 Other Liens. Customer: (i) acknowledges that GE has the legal right to assert mechanic’s liens or other statutory or common law liens under applicable law (foreign or domestic) against Engines following performance of Services under this Agreement, and (ii) agrees to supply such information, including name and address of the owner of each Engine, as reasonably requested by GE to facilitate filing of such liens in New York or any other jurisdiction where Services may be performed. With respect to Engines leased by Customer, GE understands that Customer has been authorized and required by the owners to cause Services to be performed. GE may, at its option, notify the owners of the existence of this Agreement and GE’s lien rights arising from performance of Services.

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8.3 Enforcement. If Customer fails to tender any payment owing under this Agreement and GE initiates foreclosure with respect to any Engine, whether pursuant to a security interest granted under this Agreement or a mechanic’s lien, then Customer agrees to supply to GE all records, log books and other documentation pertaining to the maintenance condition of the Engine, and a certificate either (i) certifying that the Engine has not been involved in any Aircraft Accident or Incident or (ii) specifying the date and facts surrounding any Accident or Incident in which the Engine has been involved and the nature and extent of the damage sustained (such records, log books, certificate and other documentation referred to hereinafter as the “Engine Documents”). The Parties recognize that the failure by Customer to deliver the Engine Documents may have a material, adverse effect on the value of any Engine with respect to which foreclosure has been initiated by GE and the ability of GE to sell or lease the Engine, and that the damages GE may sustain as a result are not readily calculable.

9.0 GENERAL PROVISIONS

9.1 Assignment. This Agreement, any related purchase order or any rights or obligations hereunder may not be assigned without the prior written consent of the other Party, except that Customer’s consent will not be required for an assignment by GE to one of GE’s affiliates. In the event of any such substitution, Customer will be so advised in writing. Any assignment in contradiction of this clause will be considered null and void.

9.2 Governing Law, Waiver of Immunity. The Agreement will be interpreted and applied in accordance with the substantive laws of the State of New York, without giving effect to its choice of law or conflict of law provisions, rules or procedures (except to the extent that the validity, perfection or creation of any lien or security interest hereunder and the exercise of rights or remedies with respect of such lien or security interest for a particular item of equipment are governed by the laws of a jurisdiction other than New York). [***]

9.3 Savings Clause. If any portion of this Agreement will be determined to be a violation of or contrary to any controlling law, rule or regulation issued by a court of competent jurisdiction, then that portion will be unenforceable in such jurisdiction. However, the balance of this Agreement will remain in full force and effect.

9.4 Beneficiaries. Except as herein expressly provided to the contrary, the provisions of this Agreement are for the Parties’ mutual benefit and not for the benefit of any third party.

9.5 Controlling Language. The English language will be used in the interpretation and performance of this Agreement. All correspondence and documentation arising out of or connected with this Agreement and any related purchase order(s), including Engine records and Engine logs, will be in the English language.

9.6 Non-Waiver of Rights and Remedies. Any failure or delay in the exercise of rights or remedies hereunder will not operate to waive or impair such rights or remedies. Any waiver given will not be construed to require future or further waivers.

9.7 Titles/Subtitles. The titles and subtitles given to the sections of the Agreement are for convenience. They do not limit or restrict the context of the article or section to which they relate.

9.8 Currency Judgment. This is an international transaction in which the specification of United States Dollars is of the essence. No payments required to be made under this Agreement will be discharged by payments in any currency other than United States Dollars, whether pursuant to a judgment, arbitration award or otherwise.

9.9 No Agency Fees. Customer represents and warrants that no officer, employee, representative or agent of Customer has been or will be paid a fee or otherwise has received or will receive any personal compensation or consideration by or from GE in connection with the obtaining, arranging or negotiation of this Agreement or other documents entered into or executed in connection herewith.

9.10 On-Site Representative. Subject to the following conditions, GE agrees to permit one Designated Representative, from time to time during the term of this Agreement, to enter onto its premises at the Designated Repair Station for the purpose of supporting the Services on Engines. GE will furnish such Designated Representative the use of a non-exclusive workspace, including the use of a local telephone line and parking accommodations. Costs incurred by such Designated Representative, including long distance telephone charges, fax or computer charges will be the responsibility of Customer, and if charged to GE in the first instance, will be invoiced to Customer.

9.11 No Agency. Nothing in this Agreement will be interpreted or construed to create a partnership, agency or joint venture between GE and Customer.

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9.12 Entire Agreement. This Agreement, together with its Exhibits, contains and constitutes the entire understanding and agreement between the Parties hereto respecting the subject matter hereof, and supersedes and cancels all previous negotiations, agreements, representations and writings in connection herewith. This Agreement may not be released, discharged, abandoned, supplemented, modified or waived, in whole or in part, in any manner, orally or otherwise, except by a writing of concurrent or subsequent date signed and delivered by a duly authorized officer or representative of each of the Parties hereto making specific reference to this Agreement and the provisions hereof being released, discharged, abandoned, supplemented, modified or waived.

9.13 Counterparts. This Agreement may be executed in one or more counterparts, all of which counterparts will be treated as the same binding agreement, which will be effective as of the date set forth on the first page hereof, upon execution and delivery by each Party hereto to the other Party of one or more such counterparts.

9.14 Governmental Authorization. Customer will be the importer and/or exporter of record and will be responsible for timely obtaining any import license, export license, exchange permit or other required governmental authorization relating to the Engine. At Customer’s request and expense, GE will assist Customer in its application for any required U.S. export licenses. GE will not be liable if any authorization is not renewed or is delayed, denied, revoked or restricted, and Customer will not thereby be relieved of its obligation to pay for Services performed by GE. All transported Engines will be subject to the U.S. Export Administration Regulations and/or International Traffic in Arms Regulations. Customer agrees not to dispose of U.S. origin items provided by GE other than in and to the country of ultimate destination and/or as identified in an approved government license or authorization, except as said laws and regulations may permit.

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EXHIBIT K: DESIGNATION LETTER

[Customer Letterhead]

[Name and address of Original Engine Manufacturer]

Attn:	Manager Warranty Programs

Re:	Designation of GEES as Claims Administrator and Engine Benefits Recipient.

1. [                    ] (“Customer”) and [                    ] (“OEM”) entered into General Terms Agreement Number [                    ] dated [                    ] (the “GTA”), for the purchase by Customer of [                    ] (“Engine”) equipped [                    ] (“Aircraft”) and spare engines. Pursuant to the GTA, OEM provides Customer various warranties, guarantees and other Engine related benefits introduced via Service Bulletins and other special offerings (specifically described in paragraph 3 hereof, the “Engine Benefits”)

2. Customer and GE Engine Services, LLC (“GEES”) have entered into a separate agreement, Number [                    ] dated [                    ] (“Maintenance Agreement”) for the maintenance, repair and overhaul of Engines. The Maintenance Agreement specifies that Customer shall, during the term of the Agreement, designate GEES to act as claims administrator and Engine Benefits recipient. Accordingly, Customer hereby authorizes GEES from and after the date of the Maintenance Agreement to: (a) negotiate and enter into final settlements with OEM for Engine Benefits and (b) receive from OEM in the name of GEES all proceeds of such Engine Benefits. Customer warrants to OEM that all actions undertaken by GEES pursuant to this authorization shall be binding on Customer and that OEM may rely thereon.

3. Engine Benefits are specifically limited to the following, all as more fully defined in the GTA:

a. [***]

b. [***]:

c. [***]

d. [***]

4. OEM consents to the disclosure by Customer to GEES of Engine Benefits in the GTA, Service Bulletins or other notices. GEES agrees to hold in confidence all such Engine Benefits information, or other OEM proprietary information, provided to GEES in order to give effect to the Engine Benefits information. This Letter may only be amended or modified by the written agreement of the parties hereto, and shall remain in effect throughout the term (including extensions) of the Maintenance Agreement.

Customer GEES OEM

By:	By:	By:

Title:	Title:	Title:

Date:	Date:	Date:

Agreement# 1-1972138051 - 0	- 30 -
Proprietary Information Subject to Restrictions on Cover Page